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                             THIRD LEASE AMENDMENT

         THIS THIRD LEASE AMENDMENT made as of the 25th day of June, 1993, by and between JOHN C. KOSS, hereinafter referred to as "Landlord", and KOSS CORPORATION, hereinafter referred to as "Tenant".



                                    RECITALS

         Under date of December 31, 1985, Hi-Tran, Inc., as landlord, and Temant entered into a written lease (the "Original Lease") for the premises commonly known as 4129 North Port Washington Road and 4189 North Port Washington Road in the city of Milwaukee as more particularly described on Exhibit A attached to the Original Lease (the "Leased Premises"0. The original Lease was amended by instrument dated February 28, 1986 (the "First Amendment")
and instrument dated December   , 1987 (the "Second Amendment"). The original
Lease, First Amendment and Second Amendment are hereinafter sometimes referred to as the "Lease".

         Landlord is the successor in interest to the original landlord under the Lease and is presently the owner of the Leased Premises.

         It is now the intention of Landlord and Tenant to amend the Lease as hereinafter set forth.


                                   AMENDMENT

         In consideration of the above premises, $10.00 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree to the following.


                                       1.

         The term of the Lease is hereby extended and, as extended, shall expire on 11:59 p.m., June 30, 2003. Tenant's option to extend the term as set forth in Paragraph 3 of the Second Amendment is hereby extinguished and shall be of no further force and effect.
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                                       2.


     The provisions set forth in the Lease respecting rental are hereby modified as follows:

          A. For the period commencing July 1, 1993 and ending June 30, 1996, Tenant shall pay to Landlord an annual rental of $35,000.00 in monthly payments of $29,166.67 payable in advance on or before the first day of each and every month during such period.

          B. For the period commencing July 1, 1996 and ending June 30, 2003, Tenant shall pay to Landlord an annual rental of $380,000.00 in monthly payments of $31,666.67 payable in advance on or before the first day of each and every month during such period.


                                       3.

     Tenant's right to participate in the net proceeds of sale of the Leased Premises should the same be sold during the term as set forth in Paragraph 4 of the Second Amendment is hereby extinguished and shall be of no further force and effect.

                                       4.

     The Leased Premises as described on Exhibit A attached to the Original Lease consists of two parcels. Parcel 1 as described on Exhibit A is approximately 5.30 acres in area and an office/manufacturing/warehouse building is situated thereon. Parcel 2 as described on Exhibit A is approximately 14.85 acres in area and is partially improved by a parking lot having a capacity for approximately 300 cars which provides parking for Tenant and its employees and customers (the "Parking Area"). Landlord shall have the option exercisable at any time during the term on sixty (60) days prior written notice to Tenant to delete from the Leased Premises that portion of parcel 2 which does not now constitute part and parcel of the Parking Area. The Lease shall continue in full force and effect from and after the deletion of such portion of Parcel 2 from the Leased Premises with respect to the balance of the Leased Premises and such



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deletion shall in no way affect or diminish the amount of rental payable by
Tenant to Landlord or any other of Tenant's obligations under the terms, conditions and provisions as contained in the Lease.




                                       5.

     The Lease and all of the terms, conditions and provisions contained therein shall remain in full force and effect except as herein expressly modified.

     SIGNED AND SEALED as of the day and year first written above.


                                            /s/ John C. Koss
                                            -----------------------------------
                                            John C. Koss

                                                                      LANDLORD




                                            KOSS CORPORATION

                                            By:  /s/ Michael J. Koss
                                            -----------------------------------
                                                                      President


                                            Attest: /s/ Richard W. Silverthorn
                                            -----------------------------------
                                                                      Secretary



                                                                        TENANT